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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-63429) of Tennessee Gas Pipeline Company of our report dated March 20, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
March 28, 2001